Exhibit 99.1

Investor Overview Q1 2024 May 2024

2 Forward - looking statements This document includes forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended, including statements relating to our full year 2024 expectations of gross capex, interest expense, pension income, adjusted effective tax rate, and diluted share count, and future financial targets of North American LTL revenue CAGR, adjusted EBITDA CAGR, adjusted operating ratio improvement, and capex as a percentage of revenue . All statements other than statements of historical fact are, or may be deemed to be, forward - looking statements . In some cases, forward - looking statements can be identified by the use of forward - looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “trajectory” or the negative of these terms or other comparable terms . These forward - looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances . These forward - looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward - looking statements . Factors that might cause or contribute to a material difference include the risks discussed in our filings with the SEC, and the following : the effects of business, economic, political, legal, and regulatory impacts or conflicts upon our operations ; supply chain disruptions and shortages, strains on production or extraction of raw materials, cost inflation and labor and equipment shortages ; our ability to align our investments in capital assets, including equipment, service centers, and warehouses to our customers’ demands ; our ability to implement our cost and revenue initiatives ; the effectiveness of our action plan, and other management actions, to improve our North American LTL business ; our ability to benefit from a sale, spin - off or other divestiture of one or more business units or to successfully integrate and realize anticipated synergies, cost savings and profit opportunities from acquired companies ; goodwill impairment ; issues related to compliance with data protection laws, competition laws, and intellectual property laws ; fluctuations in currency exchange rates, fuel prices and fuel surcharges ; the expected benefits of the spin - offs of GXO Logistics, Inc . and RXO, Inc .; our ability to develop and implement suitable information technology systems ; the impact of potential cyber - attacks and information technology or data security breaches or failures ; our indebtedness ; our ability to raise debt and equity capital ; fluctuations in interest rates ; seasonal fluctuations ; our ability to maintain positive relationships with our network of third - party transportation providers ; our ability to attract and retain key employees including qualified drivers ; labor matters ; litigation ; and competition and pricing pressures . All forward - looking statements set forth in this document are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations . Forward - looking statements set forth in this document speak only as of the date hereof, and we do not undertake any obligation to update forward - looking statements except to the extent required by law . Non - GAAP financial measures This presentation contains non - GAAP financial measures . For a description of these non - GAAP financial measures, including a reconciliation to the most comparable measure under GAAP, see the Appendix to this presentation .

First quarter 2024 highlights $2.02 billion of revenue, up 6% YoY $288 million of adjusted EBITDA, up 37% YoY $0.81 of adjusted diluted EPS 1 , up 45% YoY LTL adjusted operating income of $175 million, up 50% YoY LTL adjusted operating ratio of 85.7%, improving by 390 bps YoY LTL tonnage per day up 2.6% YoY, with shipments per day up 4.7% LTL yield, excluding fuel, up 9.8% YoY LTL revenue per shipment, excluding fuel, up 7.9% YoY, accelerating from Q4’23 LTL damage claims ratio of 0.3%, a company record Second consecutive quarter with nearly 400 bps of adjusted OR YoY improvement 1 Diluted earnings from continuing operations per share Refer to “Financial Reconciliations” and “Non - GAAP Financial Measures” sections in Appendix for related information 3

4 First quarter 2024 performance REVENUE $2.02 billion OPERATING INCOME $138 million NET INCOME $67 million DILUTED EARNINGS PER SHARE $0.56 ADJUSTED NET INCOME $97 million ADJUSTED DILUTED EPS $ 0.81 ADJUSTED EBITDA $ 288 million CASH FLOW FROM OPERATING ACTIVITIES $145 million NORTH AMERICAN LTL REVENUE $1.22 billion ADJUSTED EBITDA $255 million ADJUSTED OPERATING RATIO 85.7% Refer to “Financial Reconciliations” and “Non - GAAP Financial Measures” sections in Appendix for related information EUROPEAN TRANSPORTATION REVENUE $797 million ADJUSTED EBITDA $38 million BY SEGMENT

Four pillars of LTL 2.0 plan driving significant margin and earnings expansion 5 Provide best - in - class service 2 3 4 Invest in network for the long - term Accelerate yield growth Drive cost efficiencies Targets for LTL Growth, Profitability and Efficiency, 2021 - 2027 1 Revenue CAGR of 6% to 8% Adjusted EBITDA CAGR of 11% to 13% Adjusted operating ratio improvement of a t least 600 bps Refer to “Non - GAAP Financial Measures” section in Appendix for related information

Strong position in North American LTL 6 6

A leading carrier in a compelling industry • $52 billion bedrock industry for the US economy, with nearly 75% of share held by top 10 LTL players • Diverse demand across verticals, with secular growth drivers • Attractive pricing environment, with industry pricing positive YoY each year for over a decade • Strong service quality is key gating factor for yield growth and margin expansion • Industry service center capacity stayed nearly flat for a decade 1 5% CAGR: North American LTL industry revenue Sources: Third - party research; company filings Note: Revenue CAGR for periods 2010 – 2023; industry size and market share from 2023 1 US service centers, includes ARCB, FDX, ODFL, SAIA, XPO and YELL 7

A major player in the supply - chain ecosystem 1 Excludes the company’s December 2023 acquisition of 28 service centers, not yet operational as of March 31, 2024 Note: Company data for North American LTL segment only as of March 31, 2024, unless otherwise noted as 2023 (full year) 3 rd largest LTL carrier by 2023 revenue 12.4% 2023 revenue allocated to gross capex 13 million s hipments per year 33 ,000 customers served $4.7 billion 2023 revenue 9% 2023 industry share 8 13,0 0 0 d rivers 33 ,0 0 0 t railers 18 billion pounds of freight per year 6 5 0 million l inehaul miles run per year 2 3 ,0 0 0 e mployees 293 service centers 1 quarterly (bring back

9 Expansive network covering 99% of US zip codes • 293 service centers • 28 additional service centers acquired • Cross - border and offshore capabilities • Strategic investments in high - demand markets 1 Indicates planned expansion of footprint with 28 service centers acquired in December 2023, being integrated throughout 2024 - 2025 Acquired Service Centers 1 Service Centers

Strategic mix of blue - chip and local customers 10 2.9% revenue from largest customer, low concentration risk 16 - y ear average t enure of t op 10 customers 33,000 customers Note: Company data for North American LTL segment only as of March 31, 2024; selected customers of XPO

LTL 2.0 growth plan and levers 11

Provide best - in - class service Accelerate yield growth Drive cost efficiencies • Aligning price earned with increasing service excellence • Expanding accessorial revenue from value - add services • Growing share of higher - yielding local channel by scaling local salesforce • Insourcing linehaul miles to enhance service quality, network density and fluidity at lower cost • Improving productivity of pickup - and - delivery and dock operations • Rationalizing corporate cost structure 12 Executing on four pillars of LTL 2.0 plan • Building a customer - centric service organization • Incentivizing employees to drive service quality • Investing in new tools for field organization and enhancing training programs Invest in network for the long - term • Targeting capex of 8% to 12% of revenue on average through 2027 • Expanding linehaul fleet with tractors and in - house trailer manufacturing • Investing in real estate capacity to further improve service and drive network efficiencies

1 Based on claims payment data 2 Based on damage frequency data 13 Service initiatives have driven over 70% improvement in damages since the beginning of LTL 2.0 2 LTL 2.0 Delivering meaningful service improvements Damage claims declining as a % of LTL revenue 1 1.1% 1.2% 1.1% 0.9% 0.9% 1.0% 1.0% 1.2% 1.1% 0.9% 0.9% 0.6% 0.7% 0.7% 0.4% 0.3% 0.3% Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024

Investing in high - return growth levers 14 Tractor age in years As of December 31 5.3 5.1 5.4 5.9 5.9 Note: Gross capex and revenue for North American LTL only 1 Excludes the company’s December 2023 acquisition of 28 service centers 5.0 LTL 2.0 $145 $197 $145 $197 $424 $581 3.8% 5.2% 4.1% 4.8% 9.1% 12.4% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% $- $200 $400 $600 $800 2018 2019 2020 2021 2022 2023 Gross capex as a % of revenue Gross capex ($ millions) 1 ~70% of FY23 capex allocated to growing and refreshing fleet 1

Earning price by delivering value through service excellence 15 Note: Gross revenue per hundredweight excludes the adjustment required for financial statement purposes in accordance with th e c ompany's revenue recognition policy Yield, excluding fuel, improved 9.8% year - over - year in Q1’24 Gross revenue per hundredweight (excluding fuel surcharges) LTL 2.0 $18.34 $18.45 $18.90 $18.82 $19.11 $19.29 $20.02 $20.90 $20.76 $21.34 $21.43 $21.19 $21.06 $21.63 $22.81 $23.37 $23.13 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024

Insourcing linehaul is a key cost and service opportunity 16 Accelerating pace of linehaul insourcing with sleeper cab trucks and teams LTL 2.0 Linehaul miles outsourced to third - party carriers, as a % of total linehaul miles 25.5% 25.3% 25.7% 24.4% 23.8% 23.9% 23.6% 22.7% 24.5% 24.7% 23.5% 22.5% 21.8% 20.7% 21.5% 19.6% 18.1% Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024

17 11% to 13% adjusted EBITDA CAGR in North American LTL 2021 - 2027 Combination of volume gains + pricing over inflation 6% to 7% 3% to 4% 2% Operating costs optimized through technology Linehaul insourced from third parties Expected components and contributions 11% to 13%

Appendix 18

European Transportation segment • In France: the #1 full truckload (FTL) broker and the #1 pallet network (LTL) provider • In Iberia (Spain and Portugal): the #1 FTL broker and the #1 LTL provider • In the UK: a top - tier dedicated truckload provider, and the largest single - owner LTL network • Serves a diverse base of customers with consumer, trade and industrial markets, including many sector leaders that have long - tenured relationships with XPO • Range of services includes dedicated truckload, LTL, FTL brokerage, managed transportation, last mile and freight forwarding, as well as multimodal solutions that are customized to reduce CO 2 e emissions Unique pan - European transportation platform holds leading positions in key geographies 19 19

20 For the full year 2024, the company expects: • Gross capex of $700 million to $800 million • Interest expense of $240 million to $260 million • Pension income of approximately $25 million • Adjusted effective tax rate of 23% to 25% • Diluted share count of 121 million 2024 planning assumptions Refer to “Non - GAAP Financial Measures” section on page 24 of this document

Financial reconciliations The following table reconciles XPO’s net income from continuing operations for the periods ended March 31, 2024 and 2023 to a dju sted EBITDA for the same periods. 21 Reconciliation of net income from continuing operations to adjusted EBITDA Amounts may not foot due to rounding Refer to “Non - GAAP Financial Measures” section on page 24 of this document $ in millions (unaudited) Change % Net income from continuing operations $ 67 $ 17 294.1% Interest expense 58 42 Income tax provision 23 4 Depreciation and amortization expense 117 101 Transaction and integration costs 14 22 Restructuring costs 8 24 Adjusted EBITDA $ 288 $ 210 37.1% Three Months Ended March 31, 2024 2023

Financial reconciliations (cont.) The following table reconciles XPO’s net income from continuing operations for the periods ended March 31, 2024 and 2023 to a dju sted net income from continuing operations for the same periods. 22 Amounts may not add due to rounding 1 The income tax rate applied to reconciling items is based on the GAAP annual effective tax rate, excluding discrete items, no n - d eductible compensation, and contribution - and margin - based taxes Refer to “Non - GAAP Financial Measures” section on page 24 of this document Reconciliation of adjusted net income and adjusted diluted earnings per share $ in millions, except per-share data (unaudited) Net income from continuing operations $ 67 $ 17 Amortization of acquisition-related intangible assets 14 13 Transaction and integration costs 14 22 Restructuring costs 8 24 Income tax associated with the adjustments above (1) (7) (11) Adjusted net income from continuing operations $ 97 $ 65 Adjusted diluted earnings from continuing operations per share $ 0.81 $ 0.56 Weighted-average common shares outstanding Diluted weighted-average common shares outstanding 120 116 2024 2023 Three Months Ended March 31,

$ in millions (unaudited) Change % Revenue (excluding fuel surcharge revenue) $ 1,011 $ 903 12.0% Fuel surcharge revenue 210 217 -3.2% Revenue 1,221 1,120 9.0% Salaries, wages and employee benefits 613 555 10.5% Purchased transportation 78 99 -21.2% Fuel, operating expenses and supplies (1) 243 248 -2.0% Operating taxes and licenses 16 12 33.3% Insurance and claims 21 28 -25.0% Losses on sales of property and equipment 2 1 100.0% Depreciation and amortization 82 68 20.6% Restructuring costs - 6 -100.0% Operating income 165 103 60.2% Operating ratio (2) 86.4% 90.8% Amortization expense 9 8 Restructuring costs - 6 Adjusted operating income $ 175 $ 117 49.6% Adjusted operating ratio (3) 85.7% 89.6% Depreciation expense 73 60 Pension income 6 4 Other - 1 Adjusted EBITDA (4) $ 255 $ 182 40.1% 2024 2023 Three Months Ended March 31, Financial reconciliations (cont.) The following table reconciles XPO’s operating income attributable to its North American less - than - truckload (LTL) segment for t he periods ended March 31, 2024 and 2023 to adjusted operating income, adjusted operating ratio and adjusted EBITDA. 23 Reconciliation of N orth American LTL adjusted operating income, adjusted operating ratio and adjusted EBITDA Amounts may not add due to rounding 1 Fuel, operating expenses and supplies includes fuel - related taxes 2 Operating ratio is calculated as (1 – (operating income divided by revenue)) 3 Adjusted operating ratio is calculated as (1 – (adjusted operating income divided by revenue)) 4 Adjusted EBITDA is used by the company's chief operating decision maker to evaluate segment profit (loss) in accordance with ASC 280 Refer to “Non - GAAP Financial Measures” section on page 24 of this document

Non - GAAP financial measures As required by the rules of the Securities and Exchange Commission (“SEC”), we provide reconciliations of the non - GAAP financial measures contained in this document to the most directly comparable measure under GAAP, which are set forth in the financial tables attached to this document . This document contains the following non - GAAP financial measures : adjusted earnings before interest, taxes, depreciation and amortization (“adjusted EBITDA”) on a consolidated basis ; adjusted net income from continuing operations ; adjusted diluted earnings from continuing operations per share ("adjusted EPS") ; adjusted operating income for our North American Less - Than - Truckload segment ; adjusted operating ratio for our North American Less - Than - Truckload segment ; and adjusted effective tax rate . We believe that the above adjusted financial measures facilitate analysis of our ongoing business operations because they exclude items that may not be reflective of, or are unrelated to, XPO and its business segments’ core operating performance, and may assist investors with comparisons to prior periods and assessing trends in our underlying businesses . Other companies may calculate these non - GAAP financial measures differently, and therefore our measures may not be comparable to similarly titled measures of other companies . These non - GAAP financial measures should only be used as supplemental measures of our operating performance . Adjusted EBITDA, adjusted net income from continuing operations, adjusted EPS, adjusted operating income and adjusted operating ratio include adjustments for transaction and integration costs, as well as restructuring costs, and other adjustments as set forth in the attached tables . Transaction and integration adjustments are generally incremental costs that result from an actual or planned acquisition, divestiture or spin - off and may include transaction costs, consulting fees, stock - based compensation, retention awards, internal salaries and wages (to the extent the individuals are assigned full - time to integration and transformation activities) and certain costs related to integrating and converging IT systems . Restructuring costs primarily relate to severance costs associated with business optimization initiatives . Management uses these non - GAAP financial measures in making financial, operating and planning decisions and evaluating XPO’s and each business segment’s ongoing performance . We believe that adjusted EBITDA improves comparability from period to period by removing the impact of our capital structure (interest and financing expenses), asset base (depreciation and amortization), tax impacts and other adjustments as set out in the attached tables that management has determined are not reflective of core operating activities and thereby assist investors with assessing trends in our underlying businesses . We believe that adjusted net income from continuing operations and adjusted EPS improve the comparability of our operating results from period to period by removing the impact of certain costs and gains that management has determined are not reflective of our core operating activities, including amortization of acquisition - related intangible assets, transaction and integration costs, restructuring costs and other adjustments as set out in the attached tables . We believe that adjusted operating income and adjusted operating ratio improve the comparability of our operating results from period to period by removing the impact of certain transaction and integration costs and restructuring costs, as well as amortization expenses . We believe that adjusted effective tax rate improves comparability of our effective tax rate, by excluding the tax effect of special items . With respect to our financial targets for ( i ) the six - year period 2021 through 2027 of North American less - than - truckload adjusted EBITDA CAGR, and adjusted operating ratio and (ii) the 2024 adjusted effective tax rate, a reconciliation of these non - GAAP measures to the corresponding GAAP measures is not available without unreasonable effort due to the variability and complexity of the reconciling items described above that we exclude from these non - GAAP target measures . The variability of these items may have a significant impact on our future GAAP financial results and, as a result, we are unable to prepare the forward - looking statement of income and statement of cash flows in accordance with GAAP that would be required to produce such a reconciliation . 24